UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2009

ORAMED PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-50298 (Commission File Number)	98-0376008 (IRS Employer Identification No.)

Hi-Tech Park 2/5 Givat Ram
PO Box 39098
Jerusalem, Israel 91390
 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 972-2-566-0001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On December 21, 2009, Oramed Pharmaceuticals Inc. issued a press release announcing that Dr. Roy Eldor will present an overview of the clinical development of Oramed's Oral Insulin capsule at the first International Conference of the Bildirici Center for Diabetes Care Research. The conference will be held at the Wohl Center, Bar Ilan University, in Ramat Gan, Israel, on December 21-23, and Dr. Eldor’s presentation will be given on December 22 at 4:10 PM. He will highlight all of the clinical work that Oramed has competed to date, from preclinical trials to its current Phase 2b trial that is underway. Dr. Eldor is the principal investigator for all of Oramed’s clinical trials conducted at Hadassah Medical Center. He is a physician in the Diabetes Unit and Endocrinology Department of Hadassah Medical Center.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release dated December 21, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.
Dated: December 22, 2009
	By:	/s/ Nadav Kidron
Nadav Kidron
President, CEO and Director

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated December 21, 2009.